Fair Value Measurement	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
Fair Value Measurement
2 0 .	Fair Value Measurement
Recurring
When available, the Group uses quoted market prices to determine the fair value of an asset or liability. If quoted market prices are not available, the Group will measure fair value using valuation techniques that use, when possible, current market-based or independently sourced market parameters, such as interest rate and currency rate.
The following table sets forth the Company’s financial instruments measured or disclosed at fair value on a recurring basis by level within the fair value hierarchy as of December 31, 2020. No balance of financial instruments measured or disclosed at fair value on a recurring basis as of December 31, 2021.

	Fair Value Measurement at December 31, 2020 Using
	Quoted Prices in Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Unobservable inputs (Level 3)	Fair Value at December 31, 2020
	RMB	RMB	RMB	RMB	US$
Short-term investments	—	73,022	—	73,022	11,191

Total	—	73,022	—	73,022	11,191

The Company’s other financial instruments, including cash and cash equivalents, accounts receivable, other receivables (included in “Prepayments and other current assets”), accounts payable, other payables (included in “Accrued expenses and other current liabilities”) and short-term loans are not measured at fair value in the consolidated balance sheets, as their carrying values approximated fair value due to their short-term maturity.
Non-recurring
As of December 31, 2020 and 2021, the group had no financial assets or financial liabilities that are measured at
 fair value
at
non-recurring
basis. The Group’s
non-financial
assets, such as intangible assets, property, equipment and leasehold improvement and other non-current
assets, would be measured at fair value on
non-recurring
basis whenever events or changes in circumstances indicate that the carrying value may no longer be recoverable.